EXHIBIT 10.16b

AMENDMENT NO. 2

Effective November 16, 2010

TO THE PMI GROUP, INC.

BONUS INCENTIVE PLAN

(Amended and Restated as of February 20, 2008)

THE PMI GROUP, INC., having amended and restated The PMI Group, Inc. Bonus Incentive Plan (the “Plan”) effective as of February 20, 2008, and having further amended the restated Plan as of February 25, 2009, hereby amends the restated Plan as follows:

1. The third sentence of Section 4.2 is deleted and the following sentence is substituted therefore:

“If the Committee does not specify prior to the Determination Date that vesting conditions will apply to payment of an Actual Award, each Actual Award shall be paid no later than two and one-half months after the end of the applicable Performance Period.”

2. This Amendment No. 2 to the restated Plan is effective as of November 16, 2010.

IN WITNESS WHEREOF, The PMI Group, Inc., by its duly authorized officer, has executed this Amendment No. 2 to the restated Plan as of the date specified below.

THE PMI GROUP, INC.

Date: November 18, 2010	By:	/s/ Charles F. Broom
Charles Broom
Senior Vice President, Human Resources